UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2018

AVISTA CORPORATION
(Exact name of registrant as specified in its charter)

Washington	1-3701	91-0462470
(State of other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1411 East Mission Avenue, Spokane, Washington	99202-2600
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	509-489-0500
Web site: http://www.avistacorp.com

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Shareholders of Avista Corp. was held on May 10, 2018. Three proposals were submitted to shareholders as disclosed in Avista Corp.'s Definitive Proxy Statement filed on March 29, 2018, of which all three were approved. There were 65,667,469 shares of common stock issued and outstanding as of March 9, 2018, the record date, with 57,354,219 shares represented at said meeting. The proposals and the results of the voting are as follows:

Proposal 1: Election of eleven directors, for one-year terms expiring at the 2019 Annual Meeting of Shareholders, and until their successors are elected. After the consummation of the proposed acquisition of the Company by Hydro One Limited (Hydro One), the Board of Directors will be restructured as contemplated in the merger agreement, and, if such consummation occurs prior to the 2019 Annual Meeting of Shareholders, as is currently expected, some directors elected at the 2018 Annual Meeting will not serve their full term.

Director	For	Against	Abstain	Broker Non-Votes
Erik J. Anderson	49,077,512	682,724	156,084	7,437,899
Kristianne Blake	45,040,546	4,726,884	148,890	7,437,899
Donald C. Burke	49,379,980	373,295	163,045	7,437,899
Rebecca A. Klein	49,498,998	263,200	154,122	7,437,899
Scott H. Maw	49,436,562	303,717	176,041	7,437,899
Scott L. Morris	48,028,986	1,709,932	177,402	7,437,899
Marc F. Racicot	49,439,690	313,206	163,424	7,437,899
Heidi B. Stanley	49,140,139	615,482	160,699	7,437,899
R. John Taylor	48,159,224	1,587,918	169,178	7,437,899
Dennis P. Vermillion	48,262,361	1,479,872	174,087	7,437,899
Janet D. Widmann	49,402,806	357,925	155,589	7,437,899

All directors were elected since the number of votes cast “for” each nominee exceeded the number of votes “against.” Abstentions and broker non-votes had no effect on the election.

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2018.

For	Against	Abstain	Broker Non-Votes
55,219,536	1,847,267	287,416	N/A

This proposal was approved as the number of votes cast “for” exceeded the number of votes “against.” Abstentions had no effect on the outcome.

Proposal 3: Advisory (non-binding) vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
47,744,607	1,843,365	328,348	7,437,899

This advisory (non-binding) resolution was approved as the number of votes cast “for” exceeded the number of votes “against.” Abstentions and broker non-votes had no effect on the outcome.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date:	May 15, 2018	/s/ Marian M. Durkin
Marian M. Durkin
Senior Vice President, General Counsel,
Corporate Secretary and Chief Compliance Officer